Exhibit 99.2


Sequiam Software, Inc.
(A Development Stage Company)

Unaudited Financial Statements

For the three months ended March 31, 2002

                             Sequiam Software, Inc.
                          (A Development Stage Company)

                         Unaudited Financial Statements

                    For the three months ended March 31, 2002



                                    CONTENTS

Unaudited  Financial  Statements


Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Statement of Operations . . . . . . . . . . . . . . . . . . . . .  13
Statement of Shareholders' Equity . . . . . . . . . . . . . . . .  14
Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . .  15

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
                             Sequiam Software, Inc.
                          (A Development Stage Company)

                            Unaudited Balance Sheet

                                 March 31, 2002



ASSETS
Furniture and equipment, net                          64,946
Software development costs                            97,545
                                                   ----------
Total assets                                       $ 162,491
                                                   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Loan from related party                            630,792
  Deferred salaries                                  322,000
                                                   ----------
Total current liabilities                            952,792

Commitments and contingencies

Shareholders' equity:
  Common shares, par value $.0001:
    30,000,000 shares authorized; 20,000,000
    shares issued and outstanding                      2,000
  Paid-in capital                                        -0-
  Deficit accumulated during the development stage  (792,301)
                                                   ----------
Total shareholders' equity                          (790,301)
                                                   ----------
Total liabilities and shareholders' equity         $ 162,491
                                                   ==========

                             Sequiam Software, Inc.
                          (A Development Stage Company)

                        Unaudited Statement of Operations

                    For the three months ended March 31, 2002



Consulting fees                                            $    25,000

Costs and expenses:
  General and administrative                                    80,926
  Depreciation                                                   4,851
                                                           ------------
                                                                85,777
                                                           ------------
Loss from operations                                           (60,777)

Interest expense                                                   836
                                                           ------------
Net loss                                                   $   (61,613)
                                                           ============
Net loss per common share:
  Basic and diluted                                        $     (0.00)

Shares used in computation of net loss per common share -
  Basic and diluted                                         20,000,000

                                        Sequiam Software, Inc.
                                     (A Development Stage Company)

                              Unaudited Statement of Shareholders' Equity


                                                                                DEFICIT
                                 COMMON STOCK                                 ACCUMULATED
                              -------------------                 STOCK       DURING  THE
                                SHARES      PAR    PAID-IN    SUBSCRIPTION    DEVELOPMENT
                              OUTSTANDING  VALUE   CAPITAL     RECEIVABLE        STAGE        TOTAL
                              -----------  ------  --------  --------------  -------------  ----------
Balance at December 31, 2001   20,000,000  $2,000  $    -0-  $      (2,000)  $   (730,688)  $(730,688)

  Reduction in subscription
    receivable                        -0-     -0-       -0-          2,000            -0-       2,000

  Net loss                            -0-     -0-       -0-            -0-        (61,613)    (61,613)
                              -----------  ------  --------  --------------  -------------  ----------
Balance at March 31, 2002      20,000,000  $2,000  $    -0-  $         -0-   $   (792,301)  $(790,301)
                              ===========  ======  ========  ==============  =============  ==========

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
                                Sequiam Software, Inc.
                            (A Development Stage Company)

                          Unaudited Statement of Cash Flows

                      For the three months ended March 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                    $(61,613)
Adjustments to reconcile net loss to net cash provided by operating activities:
   Depreciation                                                                4,851
   Net operating disbursement (receipts) made by related party               (12,238)
   Changes in assets and liabilities:
   Increase in deferred salaries                                              69,000
                                                                            ---------
Net cash provided by operating activities                                        -0-
                                                                            ---------

Net increase in cash and cash equivalents                                        -0-
Cash and cash equivalents at beginning of year                                   -0-
                                                                            ---------
Cash and cash equivalents at end of year                                    $    -0-
                                                                            =========

SUPPLEMENTAL NONCASH INVESTING ACTIVITIES:

Disbursements paid by related party for operating and investing activities  $ 30,073

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